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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 23, 1998
                                                        -----------------


                        ANDREA ELECTRONICS CORPORATION
                       --------------------------------
              (Exact Name of Registrant as Specified in Charter)


      New York                     1-4324                 11-0482020
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(State or Other Jurisdiction     (Commission            (IRS Employer
 of Incorporation)               File Number)           Identification No.)

  45 Melville Park Road, Melville, New York                     11747
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (516) 719-1800
                                                     --------------

              11-40 45th Road, Long Island City, New York, 11101
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On November 23, 1998, Andrea Electronics Corporation (the "Company") issued a press release relating to a complaint, involving two of Andrea's patents, that has been filed against the Company by NCT Group, Inc. and NCT Hearing Products, Inc., one of NCT's subsidiaries. A copy of this press release is attached as Exhibit 99.1 to this Report.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:

     Exhibit
     Number                Description
     ------                -----------

      99.1         Press release dated November 23, 1998




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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 23, 1998         ANDREA ELECTRONICS CORPORATION
                                --------------------------------
                                  (Registrant)


                                 /s/ Patrick D. Pilch
                                --------------------------------
                                  Patrick D. Pilch
                                  Executive Vice President,
                                    Chief Financial Officer